ANNUAL Report

                                {PHOTO OMMITTED]

                                   Sovereign
                                U.S. Government
                                  Income Fund

                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     By Barry Evans, CFA, Portfolio Manager

                             John Hancock Sovereign
                          U.S. Government Income Fund

              U.S. bond market rally ends, holding pattern begins

U.S. bonds marched to two different tunes this past year. Throughout the summer and fall of 1997, low inflation, weaker commodity prices and a shrinking deficit pushed bond prices higher. Asia's currency and credit problems, which seemed destined to slow U.S. economic growth, further fueled the bond market's rally. As interest rates tumbled, U.S. Treasuries did especially well. Yields on the 10-year Treasury fell to 5.74% by year end, down from 6.66% on May 31, 1997.

Contrary to expectations, the U.S. economy began showing signs of growing strength by mid-January. At the same time, prices were falling worldwide as the effects of Asia's problems reverberated in markets across the globe. The combination of these two opposing forces N a strong economy and global deflation N kept the bond market from moving much in either direction for the rest of the winter and spring. Yields on the 10-year Treasury bounced around between 5.4% and 5.8% throughout this time. With little opportunity for price gains, "spread" securities with a yield advantage over Treasuries N including both mortgage bonds and U.S. government agencies N became more attractive.

Fortunately, John Hancock Sovereign U.S. Government Income Fund was able to keep pace with the market's changes. For the year ended May 31, 1998, the Fund's

"U.S. bonds marched to two different tunes this past year."

--------------------------------------------------------------------------------
[[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team members (l-r): Seth Robbins, Dawn Baillie and Barry Evans]
--------------------------------------------------------------------------------

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 3 sections. Going from top left to right; U.S. Government Agencies 58%; U.S. Treasuries 40%; Short-Term Investments & Other 2%. Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Class A and Class B shares had total returns of 10.68% and 9.93%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average general U.S. government income fund had a total return of 10.46%, according to Lipper Analytical Services, Inc.1 During the same period, the Lehman Brothers Government Bond Index returned 11.23%. For longer-term performance information, please see pages six and seven.

Swapping Treasuries for mortgage bonds. As interest rates were falling, the Fund benefited from its sizeable stake in U.S. Treasuries. By November, Treasuries represented 47% of the Fund's net assets N up from 18% six months earlier. After interest rates leveled off in mid-January, however, we decided to sell Treasuries and buy mortgage bonds, whose prices had lagged Treasuries. By May, we had cut our Treasury stake back to 40% of net assets.

Mortgage bonds offer a yield advantage over Treasuries because they carry additional risks. With mortgage bonds, investors take on prepayment risk N or the risk that homeowners will prepay their mortgages before they're due so they can refinance at lower rates. When interest rates are falling and prepayments are picking up, prices on mortgage bonds usually increase at a slower rate than Treasuries. By February, we were beginning to see good buying opportunities. We focused on 30-year GNMA bonds with 7% coupons (or stated interest rates), as well as 15-year FNMA bonds with 6.5% coupons. Our strategy was to buy mortgage

"As interest rates were falling, the Fund benefited from its sizeable stake in U.S. Treasuries."

bonds whose coupons were below those where most of the prepayments were occurring and above those where most of the new mortgage bonds were being issued. This protected the Fund somewhat from prepayments at existing interest rate levels, while giving us the advantage of added income. As the spring progressed and prepayments began to ease off, mortgage bonds did better than Treasuries.

At the same time, we held on to our 19% stake in collateralized mortgage obligations (CMOs). These are special mortgage securities that take the cash flows from mortgage pools and separate them into different classes with varied maturities and prepayment risks. Our longer-term CMOs, which did not carry much prepayment risk, helped generate added income for the Fund. Unfortunately, our shorter-term CMOs weakened as prepayments picked up. The Fund ended the period with a 58% stake in mortgages, up from 45% six months earlier.


We also kept our duration steady at 5.4 years. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall N or fall as interest rates rise. A longer-than-average duration worked well for much of the period when

           John Hancock Funds - Sovereign U.S. Government Income Fund


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 12% at the top and 0% at the bottom. The first represents the 10.68% total return for John Hancock Sovereign U.S. Government Income Fund: Class A. The second represents the 9.93% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the 10.46% total return for Average general U.S. government income fund. A Footnote below reads " Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

interest rates were falling. With hindsight, we might have benefited from a shorter duration in January, once rates stabilized. Since we expected the economy to moderate and rates to fall further, however, we decided to sit tight.


Cautious optimism ahead For the foreseeable future, we plan to keep the Fund's duration long. Once we see definite signs that the economy is slowing, we'll lengthen duration further to take advantage of a possible decline in interest rates. There are several reasons to expect U.S. economic growth to moderate sometime before year end. The warm winter weather that pushed consumer spending to unsustainable levels in the first quarter has passed. Also during the first quarter, we saw a huge build-up in inventory, which will most likely slow industrial production going forward. Finally, as Asia's problems deepen, we expect U.S. exports to the region to slow and hurt gross domestic product. Weaker trends in one or more of these

"There are several reasons to expect U.S. economic growth to moderate..."

areas could signal the beginning of an economic slowdown. We'll also be keeping a close eye on corporate earnings, which have begun growing at a slower pace.


Even in this uncertain environment, the U.S. bond market remains attractive for several reasons. Real interest rates ____ rates after inflation ____ are still at historically high levels. The longer inflation remains low, the more likely it is that real interest rates will come down, sending bond prices up. In addition, Treasury issuance has slowed thanks to a shrinking deficit. A diminished supply could help boost prices. On a broader scale, a stable democracy, strong economic growth, low inflation and bond yields that are higher than some other Western industrialized nations also make the U.S. bond market attractive. All that remains is for an economic slowdown to lead to falling interest rates, which would in turn re-ignite the stalled bond market.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

           John Hancock Funds - Sovereign U.S. Government Income Fund

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1998
                                                      Since
                                    One      Five     Inception
                                    Year     Years    (1/3/92)
                                    ----     -----    --------

Cumulative Total Returns           6.43%     26.60%    40.88%
Average Annual Total Returns       6.43%      4.83%     5.65%

CLASS B
For the period ended March 31, 1998

                                    One      Five       TEN
                                    Year     Years     Years
                                    ----     -----     -----

Cumulative Total Returns           5.69%     27.32%   110.29%
Average Annual Total Returns       5.69%      4.95%     7.72%

YIELDS
As of May 31, 1998
                                                    SEC 30-DAY
                                                       YIELD
                                                       -----

John Hancock Sovereign U.S. Government Income Fund:
Class A                                                 4.93%
John Hancock Sovereign U.S. Government Income Fund:
Class B                                                 4.47%

           John Hancock Funds - Sovereign U.S. Government Income Fund

WHAT HAPPENED TO A $10,000 INVESTMENT...
The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index - an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Sovereign U.S. Government Fund
Class A shares

Line chart with the heading Sovereign U.S. Government Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Government Bond Index and is equal to $14,969 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $14,965 as of May 31, 1998. The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $14,292 as of May 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign U.S. Government Fund
Class B shares

Line chart with the heading Sovereign U.S. Government Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Government Bond Index and is equal to $21,896 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on May 31, 1988, and is equal to $21,859 as of May 31, 1998.
--------------------------------------------------------------------------------


*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
-----------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies securities
(cost -D $352,003,843) ............................      $363,494,773
Joint repurchase agreement (cost - $23,000)........            23,000
Corporate savings account .........................             6,802
                                                         ------------
                                                          363,524,575
Receivable for investments sold ...................           735,978
Receivable for shares sold ........................            35,231
Interest receivable ...............................         4,300,750
Receivable for variation margin -D Note A .........            51,500
Other assets ......................................            41,657
                                                         ------------
                    Total Assets ..................       368,689,691
                    -------------------------------------------------
Liabilities:
Payable for shares repurchased ....................           161,977
Dividend payable ..................................           186,508
Payable to John Hancock Advisers, Inc.
and affiliates- Note B ............................           328,588
Accounts payable and accrued expenses .............            81,270
                                                         ------------
                    Total Liabilities .............           758,343
                    -------------------------------------------------
Net Assets:
Capital paid-in ...................................       403,389,085
Accumulated net realized loss on investments and
financial future contracts ........................       (46,760,484)
Net unrealized appreciation of investments and
financial future contracts ........................        11,498,920
Distributions in excess of net investment income...          (196,173)
                                                         ------------
                    Net Assets ....................      $367,931,348
                    =================================================

Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding -D unlimited number of shares
authorized with no par value)
Class A -D $285,335,758/28,777,805 ................             $9.92
=====================================================================
Class B-D $82,595,590/8,330,255 ...................             $9.92
=====================================================================
Maximum Offering Price Per Share*
Class A -D ($9.92 x 104.71%) ......................            $10.39
=====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

Statement of Operations
Year ended May 31, 1998
-----------------------------------------------
Investment Income:
Interest ..........................................       $29,512,114
                                                         ------------
Expenses:
Investment management fee- Note B .................         1,941,310
Distribution and service fee- Note B
  Class A .........................................           894,247
Class B ...........................................           893,948
Transfer agent fee- Note B ........................         1,004,778
Custodian fee .....................................           104,730
Financial services fee- Note B ....................            68,972
Auditing fee ......................................            51,000
Registration and filing fees ......................            31,567
Printing ..........................................            24,052
Trustees' fees ....................................            23,453
Miscellaneous .....................................             4,288
Legal fees ........................................             3,831
                                                         ------------
                    Total Expenses ................         5,046,176
                    -------------------------------------------------
                    Net Investment Income .........        24,465,938
                    -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Future Contracts:
   Net realized gain on investments sold ..........         3,396,877
   Net realized loss on financial futures contracts          (460,691)
   Change in net unrealized appreciation/depreciation
   of investments .................................        11,299,891
   Change in net unrealized appreciation/depreciation
   of financial futures contracts .................            73,531
                                                         ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ...        14,309,608
                    -------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .....       $38,775,546
                    =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Statement of Changes in Net Asset
--------------------------------------------------------------------------------

                                                                                  PERIOD FROM
                                                           YEAR ENDED           NOVEMBER 1, 1996      YEAR ENDED
                                                           OCTOBER 31, 1996     TO MAY 31, 1997(1)    MAY 31, 1998
                                                          ----------------     ------------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income .................................     $30,058,671          $15,884,675         $24,465,938
Net realized gain (loss) on investments sold and
financial futures contracts ...........................      (2,404,490)            (870,868)          2,936,186
Change in net unrealized appreciation/depreciation of
investments and financial futures contracts ...........     (10,781,489)          (7,225,543)         11,373,422
                                                            -----------          -----------         -----------
 Net Increase in Net Assets Resulting from Operations..      16,872,692            7,788,264          38,775,546
                                                            -----------          -----------         -----------
Distributions to Shareholders:
Dividends from net investment income
 Class A-($0.6445, $0.3584 and $0.6364 per share,
 respectively) ........................................     (22,888,998)         (11,731,116)        (19,290,057)
 Class B- ($0.5788, $0.3201 and $0.5689 per share,
 respectively) ........................................      (7,168,399)          (3,452,330)         (5,223,588)
Distributions from capital paid-in
 Class A-D (none, $0.0148 and none per share,
 respectively) ........................................              -              (483,787)                 -
 Class B-D (none, $0.0143 and none per share,
 respectively) ........................................              -              (154,046)                 -
                                                             ----------          -----------         -----------
Total Distributions to Shareholders ...................     (30,057,397)         (15,821,279)        (24,513,645)
                                                            -----------          -----------         -----------
From Fund Share Transactions- Net:* ...................     (46,215,732)         (35,417,657)        (45,269,176)
                                                            -----------          -----------         -----------
Net Assets:
Beginning of period ...................................     501,789,732          442,389,295         398,938,623
                                                            -----------          -----------         -----------
End of period (including distributions in excess of net
investment income of $80,915, $152,625 and $196,173,
respectively) .........................................    $442,389,295         $398,938,623        $367,931,348
                                                            ===========          ===========         ===========
* Analysis of Fund Share Transactions:

                                                                PERIOD FROM
                                       YEAR ENDED               NOVEMBER 1, 1996                   YEAR ENDED
                                       OCTOBER 31, 1996         TO MAY 31, 1997(1)                 MAY 31, 1998
                                       ----------------         ------------------                 ------------
                                       SHARES       AMOUNT           SHARES           AMOUNT       SHARES        AMOUNT
                                       ------       ------           ------           ------       ------        ------
CLASS A
Shares sold .......................    2,701,311    $26,773,125      710,972        $6,795,126       1,581,221    $15,573,019
Shares issued to shareholders in
reinvestment of distributions .....    1,861,397     18,201,055    1,011,535         9,744,947       1,562,529     15,369,047
                                      ----------    -----------    ---------       -----------      ----------    -----------
                                       4,562,708     44,974,180    1,722,507        16,540,073       3,143,750     30,942,066
Less shares repurchased ...........   (7,742,610)   (76,053,085)  (3,949,720)      (38,081,860)     (6,008,099)   (59,106,595)
                                      ----------    -----------    ---------       -----------      ----------    -----------
Net decrease ......................   (3,179,902)  ($31,078,905)  (2,227,213)     ($21,541,787)     (2,864,349)  ($28,164,529)
                                      ==========    ===========    =========       ===========      ==========    ===========
CLASS B
Shares sold .......................    1,137,893    $11,221,296      412,878        $4,053,805       1,106,741    $10,958,277
Shares issued to shareholders in
reinvestment of distributions .....      397,229      3,883,010      204,335         1,968,833         285,916      2,811,860
                                      ----------    -----------    ---------       -----------      ----------    -----------
                                       1,535,122     15,104,306      617,213         6,022,638       1,392,657     13,770,137
Less shares repurchased ...........   (3,092,548)   (30,241,133)  (2,064,737)      (19,898,508)     (3,137,772)   (30,874,784)
                                      ----------    -----------    ---------       -----------      ----------    -----------
Net decrease ......................   (1,557,426)  ($15,136,827)  (1,447,524)     ($13,875,870)     (1,745,115)  ($17,104,647)
                                      ==========    ===========    =========       ===========      ==========    ===========

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May
31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------


                                                 YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                 ------------------------------     NOVEMBER 1, 1996   YEAR ENDED
                                                    1993     1994     1995    1996  TO MAY 31, 1997(5) MAY 31, 1998
                                                    ----     ----     ----    ----  ------------------ ------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period ........     $10.29   $10.89    $9.24   $10.01       $9.75           $9.56
                                                 -------  -------   ------   ------      ------           -----
Net Investment Income .......................       0.68(1)  0.65     0.65     0.64(1)     0.37(1)         0.64(1)
Net Realized and Unrealized Gain (Loss)
on Investments and
Financial Futures Contracts .................       0.61    (1.34)    0.77    (0.26)      (0.19)           0.36
                                                 -------  -------   ------   ------      ------           -----
Total from Investment Operations ............       1.29    (0.69)    1.42     0.38        0.18            1.00
                                                 -------  -------   ------   ------      ------           -----

Less Distributions:
Dividends from Net Investment Income ........      (0.68)   (0.65)   (0.65)   (0.64)      (0.36)          (0.64)
Distributions from Net Realized
Gain on Investments Sold ....................      (0.01)   (0.31)      -        -           -               -
Distributions from Capital Paid-In                    -        -        -       -         (0.01)             -
                                                 -------  -------   ------   ------       -----           -----
Total Distributions .........................      (0.69)   (0.96)   (0.65)   (0.64)      (0.37)          (0.64)

Net Asset Value, End of Period ..............     $10.89    $9.24   $10.01    $9.75       $9.56           $9.92
                                                 =======  =======   ======   ======       =====           =====
Total  Investment  Return at Net
Asset  Value(2) .............................     12.89%   (6.66%)   15.90%    4.02%      1.92%(3)       10.68%

Ratios and  Supplemental  Data
Net Assets,  End of Period (000s omitted)....   $375,416 $315,372 $370,966 $330,162    $302,589        $285,336
Ratio of Expenses to Average  Net Asset......      1.30%    1.23%    1.17%    1.15%       1.17%(4)        1.14%
Ratio of Net Investment  Income to
Average Net Assets ..........................      6.47%    6.62%    6.76%    6.58%       6.69%(4)        6.48%
Portfolio Turnover Rate                             273%     127%      94%     143%         88%            148%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                      SEEE NOTES TO FINANCIAL STATEMENTS.


                                                 YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                 ------------------------------     NOVEMBER 1, 1996    YEAR ENDED
                                                     1993     1994     1995    1996  TO MAY 31, 1997(5) MAY 31, 1998
                                                     ----     ----     ----    ----  ------------------ ------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period ........      $10.28   $10.88    $9.23   $10.00      $9.74           $9.56
                                                   ------   ------    -----  ------       -----           -----
Net Investment Income .......................        0.66(1)  0.61     0.60     0.58(1)    0.33(1)         0.57(1)

Net Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts .        0.61    (1.34)    0.77    (0.26)     (0.18)           0.36
                                                   ------   ------    -----   ------      -----           -----
Total from Investment Operations ............        1.27    (0.73)    1.37     0.32       0.15            0.93
                                                   ------   ------    -----   ------      -----           -----

Less Distributions:
Dividends from Net Investment Income ........       (0.66)   (0.61)  (0.60)    (0.58)     (0.32)          (0.57)
Distributions from Net Realized Gain
on Investments Sold .........................       (0.01)   (0.31)      -        -          -               -
Distributions from Capital Paid-In ..........          -        -        -        -       (0.01)             -
                                                   ------   ------    -----   ------      -----           -----
Total Distributions .........................       (0.67)   (0.92)   (0.60)   (0.58)     (0.33)          (0.57)
                                                   ------   ------    -----   ------      -----           -----
Net Asset Value, End of Period ..............      $10.88    $9.23   $10.00    $9.74      $9.56           $9.92
                                                   ======   ======   ======   ======     ======          ======
Total  Investment  Return at Net Asset  Value(2)   12.66%   (7.05%)  15.27%    3.33%      1.61%(3)        9.93%

Ratios and  Supplemental  Data
Net Assets,  End of Period (000s omitted) ....   $244,133 $196,899 $130,824 $112,228    $96,349         $82,596
Ratio of Expenses to Average  Net  Assets ...       1.51%    1.64%    1.72%    1.82%      1.86%(4)        1.83%
Ratio  of Net Investment  Income to Average
Net Assets ..................................       6.23%    6.19%    6.24%    5.91%      5.99%(4)        5.79%
Portfolio Turnover Rate .....................        273%     127%      94%     143%        88%            148%

(1)      Based on the average of shares outstanding at the end of each month.
(2)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)      Not annualized.
(4)      Annualized.
(5)      Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign U.S. Government Income Fund on May 31, 1998. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      PAR VALUE
                                               INTEREST   MATURITY   (000s         MARKET
                                               RATE       DATE       OMITTED)      VALUE
ISSUER, DESCRIPTION                            ----       ----       --------      -----
-------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (40.32%)
United States Treasury,
  Bond ....................................     15.750%   11-15-01    $18,000    $23,692,500
  Bond ....................................     10.750    08-15-05     17,085     22,151,728
  Bond ....................................     12.750    11-15-10      6,000      8,511,540
  Bond ....................................     12.000    08-15-13     23,900     35,222,625
  Bond ....................................      9.250    02-15-16     24,450     33,469,850
  Bond ....................................      8.125    08-15-19      1,015      1,284,604
  Bond ....................................      6.125    11-15-27     12,250     12,799,290
  Note ....................................      9.125    05-15-99      1,500      1,548,990
  Note ....................................      8.500    02-15-00      1,450      1,518,194
  Note ....................................      6.625    07-31-01      1,000      1,029,530
  Note ....................................      6.125    12-31-01      7,000      7,112,630
                                                                                 -----------
                                                                                 148,341,481
                                                                                 -----------
Government - U.S. Agencies (58.47%)
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf .....................     10.500    02-01-03      2,831      2,924,537
  30 Yr Pass Thru Ctf .....................      9.500    08-01-16     10,215     10,952,779
  CMO REMIC 34-C ..........................      9.000    11-15-19      3,149      3,199,832
  CMO REMIC 1142-H ........................      7.950    12-15-20     10,000     10,143,700
  CMO REMIC 1603-K ........................      6.500    10-15-23      5,000      4,996,850
  CMO REMIC 1608-L ........................      6.500    09-15-23      5,000      5,025,000
  CMO REMIC 1617-PM .......................      6.500    11-15-23     10,000     10,081,200
  CMO REMIC 1727-I ........................      6.500    05-15-24      5,000      5,006,250
  Deb .....................................      6.875    11-22-06      5,000      5,114,050
  Note ....................................      5.750    04-15-08      3,000      2,947,200
Federal National Mortgage Assn.,
  10 Yr Pass Thru Ctf .....................      9.050    04-10-00      2,000      2,114,380
  10 Yr Pass Thru Ctf .....................      8.900    06-12-00      5,000      5,304,700
  15 Yr Pass Thru Ctf .....................      9.000    02-01-10      4,976      5,188,123
  15 Yr Pass Thru Ctf .....................      7.500    07-01-11      3,674      3,790,267
  15 Yr Pass Thru Ctf .....................      6.500    05-01-13     14,850     14,933,457
  30 Yr Pass Thru Ctf .....................      7.000    02-01-28 to  29,376     29,789,918
                                                          03-01-28
CMO REMIC 1989-78-G .......................      9.050    12-25-18      2,397      2,407,925
CMO REMIC 1991-76-M .......................      9.000    07-25-06        174        174,169

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       12


                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                                      PAR VALUE
                                               INTEREST   MATURITY   (000s         MARKET
                                               RATE       DATE       OMITTED)      VALUE
ISSUER, DESCRIPTION                            ----       ----       --------      -----
-------------------
Government - U.S. Agencies (continued)
Federal National Mortgage Assn. (continued),
  CMO REMIC 1994-60-PJ ....................      7.000%   04-25-24     $6,100     $6,317,282
  CMO REMIC 1994-75-K  ....................      7.000    04-25-24      3,100      3,218,172
  CMO REMIC 1996-28-PK ....................      6.500    07-25-25      7,589      7,563,193
  CMO REMIC G-8-E .........................      9.000    04-25-21      5,001      5,381,030
  CMO REMIC X-225C-TK .....................      6.500    12-25-23      5,032      5,079,150
  Medium Term Note ........................      9.500    07-01-17      5,000      6,901,950
Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage ..........      7.000#   10-20-22 to  12,412     12,771,882
                                                          10-20-23
  30 Yr Pass Thru Ctf .....................      7.500    01-15-23 to  16,260     16,783,032
                                                          02-15-26
  30 Yr Pass Thru Ctf .....................      8.000    01-15-25      6,491      6,776,650
  30 Yr Pass Thru Ctf .....................      9.000    08-15-16 to   6,910      7,474,364
                                                          12-15-17
Small Business Administration,
  Pass Thru Ctf Ser 97-B ..................      7.100    02-01-17      4,871      5,090,734
  Pass Thru Ctf Ser 97-D ..................      7.500    04-01-17      4,851      5,170,371
  Pass Thru Ctf Ser 97-E ..................      7.300    05-01-17      2,398      2,531,145
                                                                                 -----------
                                                                                 215,153,292
                                                                                 -----------
         TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                              (Cost $352,003,843)                     (98.79%)   363,494,773
                                                                     --------    -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.01%)
 Investment in a joint repurchase  agreement  transaction
 with Toronto  Dominion,
  dated 05-29-98, due 06-01-98 (secured by U.S. Treasury
  Notes, 5.125% thru 9.25%,
  due 08-15-98  thru  11-15-05 and U.S.  Treasury  Bonds,
  6.00% thru 12.00%,  due
  08-15-13 thru 08-15-27) - Note A ........      5.570                     23         23,000
                                                                                 -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ......................                                            6,802
                                                                                 -----------
                          TOTAL SHORT-TERM INVESTMENTS                 (0.01%)        29,802
                                                                     --------    -----------
                                     TOTAL INVESTMENTS                (98.80%)   363,524,575
                                                                     --------    -----------
                     OTHER ASSETS AND LIABILITIES, NET                 (1.20%)     4,406,773
                                                                     --------    -----------
                                      TOTAL NET ASSETS               (100.00%)  $367,931,348
                                                                     ========    ===========
# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE A -D
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), and John Hancock Strategic Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, its agencies or instrumentalities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant  accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.


FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $44,710,231 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
May  31,  2002 N  $12,665,411,  May  31,  2003 N  $26,193,155,  May  31,  2004 N
$3,597,046  and May 31,  2005 N  $2,254,619.  The Fund's tax year end is May 31.
Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration. Additionally, net capital losses of $266,692 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day (June 1, 1998) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS
Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.









DISCOUNT  ON  SECURITIES

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Revenue  Code.

CLASS  ALLOCATIONS
Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES
The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES
The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL  FUTURES  CONTRACTS
The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the FundOs exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1998 there were the following open positions in financial futures contracts:

                                                 UNREALIZED
                                                 APPRECIATION/
  EXPIRATION   OPEN CONTRACTS       POSITION     (DEPRECIATION)
  SEPT  98     169 TREASURY  BONDS  LONG            $3,961
  SEPT  98      45 TREASURY  BONDS  LONG            11,250
  SEPT 98       75 TREASURY  BONDS  LONG            (9,961)
                                                  ---------
                                                    $5,250
                                                  =========


At May 31, 1998, the Fund had deposited in a segregated account $620,000 par value of U.S. Treasury Bond, 9.25%, 02-15-16 to cover margin requirements on open financial futures contracts.

OPTIONS
Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

call or put option, an amount equal to the premium received by the Fund will be
included  in  the  Statement  of  Assets  and   Liabilities   as  an  asset  and
corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities. There were no written option transactions for the year ended May 31, 1998.

NOTE B - MANAGEMENT FEE AND  TRANSACTIONS  WITH AFFILIATES
AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as a distributor for shares of the Fund. For the year ended May 31, 1998, net sales charges received on sales of Class A shares of the Fund amounted to $204,425. Of this amount, $24,018 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $40,686 was paid as sales commissions to unrelated broker-dealers and $139,721 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998 the contingent deferred sales charges received by JH Funds amounted to $201,485.

In addition, to reimburse JH Funds for the services it provides as the distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


number of shareholder accounts and certain out-of-pocket  expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,740.

NOTE C - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the year ended May 31, 1998 aggregated $574,229,515 and $618,363,551, respectively.

The cost of investments  owned at May 31, 1998  (including the joint  repurchase agreement) for federal income tax purposes was $352,651,873. Gross unrealized appreciation and depreciation of investments aggregated $12,405,064 and $1,539,164, respectively, resulting in net unrealized appreciation of $10,865,900.

NOTE D -
RECLASSIFICATIONS OF ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,956, a decrease in distributions in excess of net investment income of $4,159 and a decrease in capital paid-in of $1,203. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series) at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers  LLP
Boston,  Massachusetts
July 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998. Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for calendar year 1998.

                                      NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                         ------------------
[LOGO] JOHN HANCOCK FUNDS                                   BULK RATE
       A Global Investment Management Firm                 U.S. Postage
101 Huntington Avenue, Boston, MA  02199-7603                 PAID
1-800-225-5291 1-800-554-6713  (TDD)                       Randolph, MA
Internet: www.jhancock.com/funds                           Permit No. 75
                                                         ------------------


















This report is for the information of sharholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on recycled paper                                 0200A  5/98
                                                                        7/98

                                [PHOTO OMITTED]

                                 ANNUAL Report

                             Strategic Income Fund

                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After
such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------


This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As weOve said before, markets do indeed move in two directions. Over the long term, the marketOs historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                   By Frederick Cavanaugh, Portfolio Manager

                                  John Hancock
                             Strategic Income Fund

                     High-yield corporate bonds soar while
                         emerging-market bonds stumble

The performance of bond markets around the world diverged significantly over the past 12 months. U.S. corporate high-yield bonds continued to post strong gains, thanks to low interest rates and a healthy domestic economy. Despite a near-record amount of new high-yield corporate bonds coming to market in the first quarter of 1998, demand for them remained red-hot and further boosted their prices. Western European bonds surprised some observers by gaining significant ground despite uncertainty over the move to a unified European currency. Back at home, the U.S. Treasury market was marked by falling yields and rising prices as inflation fears subsided in the first half of the year. Later, it was boosted by economic and currency turmoil in South-east Asia, which impacted most bond markets, some for the worse and some for the better. When Asias financial crisis erupted last fall, Latin American bonds floundered along

"...bond markets around the world diverged significantly..."

with their Southeast Asian cousins, with most bond markets in both regions suffering negative returns. In search of a "safe haven" against rapidly declining emerging markets, investors gravitated toward the relative safety and stability of the U.S. Treasury market, further sending yields lower and prices higher.

Performance review Against a mixed backdrop, we're pleased with both the Fund's absolute and relative performance. For the year ended May 31, 1998, John Hancock Strategic Income Fund's Class A and Class B shares posted total returns of 13. 43% and 12.64%, respectively, at net asset value. Class C shares, which were introduced on May 1, 1998, returned 0.23% from inception to May 31, 1998.

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team memebrs: Standing (l-r): Lee Crockett, Roger Hamilton, Ted Hines, and Carolee Bongiovi. Seated (l-r): Beverly Cleathero and Fred Cavanaugh.]
--------------------------------------------------------------------------------

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[" Chart with the heading Top Five Bond Sectors number 1 through 5. The first one represents U.S. Treasury and Government Agencies 22%. The second represents Telecommunications 19%. The third one represents Media 8%. The fourth represents Foreign Governments 8%. The fifth represents Leisure 5%. A footnote at the bottom reads As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Those returns outpaced the average multi-sector income fund, which returned 8.94% for the same 12-month period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. Our relatively large stake in high-yield corporate bonds was the main contributor to our outperformance. We saw particular strength among our telecommunications holdings, including Nextel Communications, a combination cellular/paging/dispatch company, and Crown Castle International, which builds communications towers. Despite the tarnish of being issued in an emerging market, Colombian cellular company Occidente Y Caribe Cellular also posted strong gains. In that country, cellular phone service is quickly gaining market share from traditional wire-line phone systems, and the

"Our relatively large stake in high-yield corporate bonds was the main contributor..."

government has erected barriers to prevent further competition. Nextel subsidiary Nextel International also benefited from the growth in wireless communications services in Latin America. But the high-yield sector also handed us several of our bigger disappointments. Australian cable company Australis Media filed for bankruptcy after one of its planned strategic alliances fell through. Printing press maker Goss Graphic Systems' bonds also suffered losses, despite having a record-breaking backlog for its products, when the company posted weaker-than-expected financial results due to a one-time charge for closing its French operations.

Focus on quality

Another   factor  that  helped  our   performance   was  our  reduced  stake  in
emerging-market debt. Going back to last summer before the problems surfaced, the Fund had as much as 20% of its assets invested in emerging markets. At the time, these bonds were a positive for the Fund's performance because they offered relatively attractive yields. By the end of October, however, we had pared our emerging-market holdings back to about 14% of assets. While we weren't able to sidestep all of the region's damage, we did dodge a fair amount of the price declines that came in late 1997 and so far this year. More recently, we continued to cut emerging-market holdings, mainly by eliminating Brazilian bonds. Inflation is sky-high in that country and there is quite a bit of uncertainty surrounding the upcoming presidential election. In contrast, we

--------------------------------------------------------------------------------
["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Nextel followed by an up arrow and the phrase "Continued strong subscriber growth". The second listing is Occidente Y Caribe followed by a up arrow with the phrase "Strong celluar demand in Columbia". The third listing is Goss Graphic Systems followed by a down arrow with the phrase "Weaker results due to closing of European operation". Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

                  John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 3% with the 15% at the top and 3% at the bottom. The first represents the 13.43% total return for John Hancock Strategic Income Fund:
Class A. The second represents the 12.64% total return for John Hancock Strategic Income Fund: Class B. The third represents the 0.23% total return for John Hancock Strategic Income Fund: Class C. The fourth represents the 8.94% total return for Average multi-sector income fund. A Footnote below reads " Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. * From inception May 1, 1998 to May 31, 1998"]
--------------------------------------------------------------------------------

maintained holdings in Argentina and Mexico, which have reasonable economic growth and manageable inflation rates. By the end of the period, our stake in emerging-market debt fell to 6%, bringing our holdings in foreign debt to 26% of net assets.

We also eliminated our stake in New Zealand bonds, although it's not considered an emerging market. After a recent visit there, we were convinced that the country's currency may be poised for further weakness. And while we believe that interest rates can fall and bond prices can rise (in New Zealand dollar terms) in response, the costs of hedging back into U.S. dollars would likely wipe out any yield advantage the bonds offer. We held on to our Australian bonds, however, because we believe they can do well as interest rates fall there, and the costs of hedging into U.S. dollars were minimal.

Given our view that the U.S. economy could experience slower growth in the second half of 1998, we've also reduced our high-yield U.S. corporate stake somewhat. We did this by selling lower-quality companies that we think could be vulnerable to

"...continued weakness in Asia will mute economic growth in the U.S. ..."

declining profitability during an economic slowdown. We redeployed the proceeds, along with those from our sales of emerging-market and New Zealand debt into U.S. Treasuries. At the end of the period, our stake in U.S. Treasuries stood at 19%, up from 16% a year ago.

 Outlook

In our view, the financial crisis in Asia will continue to plague the emerging markets. Although emerging-market bond prices have fallen dramatically, we don't yet see many compelling values arising in either Southeast Asia or Latin America. Until we do, we'll likely keep our emerging-market holdings at a low level. We believe that continued weakness in Asia will mute economic growth in the U.S., although we think a recession is unlikely. Slower economic growth, in turn, will probably mean that inflation should remain subdued. If a weaker U.S. economy does materialize and the demand for high-yield corporate debt slows, we'll probably reduce our stake in high-yield bonds in favor of further increasing our stake in U.S. securities.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                 John Hancock Funds - Strategic Income Fund

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

Class C shares became effective May 1, 1998, and do not have a cumulative total return or an average annual total return as of March 31, 1998.


All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.


CLASS A
For the period ended March 31, 1998

                                             One      Five     TEN
                                             Year     Years    YEARS
                                             ----     -----    -----

Cumulative Total Returns                    11.95%   56.01%   127.45%
Average Annual Total Returns                11.95%    9.30%     8.56%

CLASS B
For the period ended March 31, 1998
                                                               SINCE
                                                      One      INCEPTION
                                                      Year     (10/4/93)
                                                      ------   ---------

Cumulative Total Returns                             11.41%    48.84%
Average Annual Total Returns                         11.41%     9.27%

YIELDS
As of May 31, 1998
                                                               SEC 30-DAY
                                                               YIELD
                                                               ----------
John Hancock Strategic Income Fund: Class A                     7.07%
John Hancock Strategic Income Fund: Class B                     6.69%
John Hancock Strategic Income Fund: Class C                     6.69%

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, weOve shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index N an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

Assuming all distributions were reinvested for the same period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $10,023 without sales charge and $9,923 with maximum sales charge. For com-parison, the same $10,000 investment in the Lehman Brothers Government/ Corporate Bond Index would be worth $10,108. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Strategic Income Fund
Class A shares

Line chart with the heading Strategic Income Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $24,182 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund on August 18, 1986 before sales charge, and is equal to $23,764 as of May 31, 1998. The third line represents the Strategic Income Fund, after sales charge, and is equal to $22,694 as of May 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Strategic Income Fund
Class B shares

Line chart with the heading Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Strategic Income Fund, before sales charge, and is equal to $15,156 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund, after sales charge, on October 4, 1993, and is equal to $14,956 as of May 31, 1998. The third line represents the value of the Lehman Government/Corporate Bond Index, and is equal to $13,362 as of May 31, 1998.
--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments at value -D Note C:
Bonds (cost-D $817,906,369) .....................           $844,544,766
Common and preferred stocks and warrants
(cost - $69,034,676) ............................             84,374,849
Joint repurchase agreement (cost - $14,893,000)..             14,893,000
Corporate savings account .......................                    206
                                                            ------------
                                                             943,812,821
Foreign currency, at value (cost - $419).........                    428
Receivable for investments sold .................              6,146,581
Receivable for foreign currency exchange
contracts sold- Note A  .........................              2,276,633
Receivable for shares sold ......................              4,363,645
Dividends receivable ............................                156,263
Interest receivable  ............................             17,307,169
Receivable for futures variation
margin- Note A  .................................                 43,750
Other assets ....................................                 35,626
                                                            ------------
                        Total Assets ............            974,142,916
                        ------------------------------------------------
Liabilities:
Payable for investments purchased ...............              8,927,192
Payable for foreign currency exchange
contracts purchased- Note A .....................                130,337
Payable for shares repurchased ..................                541,309
Dividend payable ................................                296,047
Payable to John Hancock Advisers,
Inc. and affiliates- Note B .....................                540,567
Accounts payable and accrued expenses ...........                303,549
                                                            ------------
                        Total Liabilities .......             10,739,001
                        ------------------------------------------------
Net Assets:
Capital paid-in .................................            937,612,328
Accumulated net realized loss on investments,
financial  futures  contracts and foreign
currency  transactions ..........................            (21,565,217)
Net  unrealized  appreciation  of investments,
financial  futures  contracts  and foreign
currency  transactions  .........................             44,001,500
Undistributed net investment income .............              3,355,304
                                                            ------------
                        Net Assets ..............           $963,403,915
                        ------------------------------------------------

Net Asset Value Per Share:
(Based on net asset  values and shares
of  beneficial  interest  outstanding -
unlimited   number  of  shares
authorized  with  no  par  value) Class A -
$489,374,853/62,431,106 .........................                  $7.84
========================================================================
Class B- $473,428,435/60,396,771 ................                  $7.84
========================================================================
Class C**- $600,627/76,624 ......................                  $7.84
========================================================================
Maximum Offering Price Per Share*
Class A - ($7.84 x 104.71%) .....................                  $8.21
========================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
** Class C shares  commenced operations on May 1, 1998.

The Statement of Assets and Liabilities is the FundOs balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. YouOll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------

Investment Income:
Interest ........................................            $71,733,261
Dividends (net of foreign withholding
taxes of $11,001) ...............................              5,159,820
                                                            ------------
                                                              76,893,081
                                                            ------------
Expenses:
Investment management fee- Note B ...............              3,388,285
Distribution and service fee- Note B
  Class A  ......................................              1,352,618
  Class B  ......................................              3,944,240
  Class C  ......................................                    207
Transfer agent fee- Note B ......................              1,166,382
Custodian fee ...................................                230,206
Financial services fee- Note B ..................                150,061
Registration and filing fees ....................                121,113
Trustees' fees ..................................                 50,419
Printing  .......................................                 42,554
Auditing fee ....................................                 42,000
Miscellaneous ...................................                 19,143
Legal fees ......................................                  9,234
                                                            ------------
                        Total Expenses ..........             10,516,462
                        ------------------------------------------------
                        Net Investment Income ...             66,376,619
                        ------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized loss on investments sold .........             (2,653,036)
  Net realized gain on financial futures
  contracts .....................................              2,734,331
  Net realized gain on foreign currency
  transactions ..................................              9,085,480
  Change in net unrealized appreciation/
  depreciation of investments ..................              22,544,808
  Change in net unrealized appreciation/
  depreciation of financial futures contracts ...                  4,688
  Change in net unrealized appreciation/
  depreciation of foreign currency transactions..              2,161,246
                                                            ------------
                        Net Realized and Unrealized Gain
                        on Investments, Financial Futures
                        Contracts and Foreign Currency
                        Transactions ............             33,877,517
                        ------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from
                        Operations ..............           $100,254,136
                        ================================================

The Statement of Operations summarizes the FundOs investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


                        SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MAY 31,
                                                                             --------------------
                                                                                 1997       1998
                                                                             ----------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................                  $54,938,521   $66,376,619
  Net realized gain on investments
  sold, financial futures contracts
  and foreign currency transactions .......................                   12,369,401     9,166,775
  Change in net unrealized appreciation/
  depreciation of investments, financial
  futures contracts and foreign currency transactions .....                   11,444,907    24,710,742
                                                                             -----------   -----------
    Net Increase in Net Assets Resulting from
    Operations ............................................                   78,752,829   100,254,136
                                                                             -----------   -----------
Distributions to Shareholders:
  Dividends from net investment income
    Class A- ($0.6371 and $0.6408 per share,
    respectively) .........................................                  (33,759,527)  (36,925,773)
    Class B- ($0.5854 and $0.5860 per share,
    respectively) .........................................                  (21,178,937)  (29,451,246)
    Class C**- (none and $0.0477 per share,
    respectively) .........................................                           -         (1,205)
Distributions from net realized gain on investments sold
    Class A- (none and $0.0400 per share,
    respectively) .........................................                           -     (2,270,669)
    Class B- (none and $0.0400 per share,
    respectively) .........................................                           -     (2,027,424)
                                                                             -----------   -----------
    Total Distributions to Shareholders ...................                  (54,938,464)  (70,676,317)
                                                                             -----------   -----------
    From Fund Share Transactions - Net:* ..................                  145,710,146   188,423,596
                                                                             -----------   -----------
Net Assets:
   Beginning of period ....................................                  575,877,989   745,402,500
                                                                             -----------   -----------
   End of period (including undistributed
   net investment income of $6,971,225 and
   $3,355,304, respectively) ..............................                 $745,402,500  $963,403,915
                                                                            ============  ============
* Analysis of Fund Share Transactions:

                                                                  YEAR ENDED MAY 31,
                                                 -----------------------------------------------
                                                        1997                         1998
                                                 -------------------------     --------------------
                                                   SHARES       AMOUNT           SHARES     AMOUNT
                                                 -----------  ------------     ---------   --------
CLASS A
  Shares sold ..............................     25,714,330   $191,363,563    16,444,399  $128,645,376
  Shares issued to shareholders in
  reinvestment of distributions ............      2,756,450     20,478,423     3,159,528    24,637,005
                                               ------------   ------------   -----------  ------------
                                                 28,470,780    211,841,986    19,603,927   153,282,381
  Less shares repurchased ..................    (23,946,698)  (178,382,670)  (12,444,274)  (97,186,849)
                                               ------------   ------------   -----------  ------------
  Net increase .............................      4,524,082    $33,459,316     7,159,653   $56,095,532
                                               ============   ============   ===========  ============
CLASS B
  Shares sold ..............................     26,203,914   $194,709,218    24,192,186  $189,153,319
  Shares issued to shareholders in
  reinvestment of distributions ............      1,314,586      9,776,167     1,943,551    15,161,471
                                               ------------   ------------   -----------  ------------
                                                 27,518,500    204,485,385    26,135,737   204,314,790
  Less shares repurchased  .................    (12,396,576)   (92,234,555)   (9,287,224)  (72,587,321)
                                               ------------   ------------   -----------  ------------
  Net increase .............................     15,121,924   $112,250,830    16,848,513  $131,727,469
                                               ============   ============   ===========  ============





CLASS C**
  Shares sold ..............................             -              -         76,535      $599,897
  Shares issued to shareholders in
  reinvestment of distributions ............             -              -             89           698
                                                                              ----------   -----------
                                                         -              -         76,624       600,595
  Less shares repurchased ..................             -              -              -             -
                                               ------------  -------------    ----------   -----------
  Net increase .............................             -              -         76,624      $600,595
                                               ============  =============    ==========   ===========

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the FundOs net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights
Selected  data for a share of beneficial  interest  outstanding  throughout  the period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MAY 31,
                                                         ---------------------------------------------
                                                          1994     1995     1996      1997     1998
                                                         ------  -------   ------    ------   ------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............      $7.55    $7.17    $7.15     $7.27    $7.54
                                                       -------- -------- --------  -------- --------
  Net Investment Income ............................       0.68     0.64     0.66(2)   0.64(2) 0.64(2)
  Net Realized and Unrealized Gain (Loss)
  on Investments,
   Financial Futures Contracts and Foreign
   Currency Transactions ...........................      (0.33)   (0.02)    0.12      0.27     0.34
                                                       -------- -------- --------  -------- --------
  Total from Investment Operations .................       0.35     0.62     0.78      0.91     0.98
                                                       -------- -------- --------  -------- --------
Less Distributions:
  Dividends from Net Investment Income .............      (0.58)   (0.55)   (0.66)    (0.64)   (0.64)
  Distributions in Excess of Net
  Investment Income ................................      (0.05)      -        -         -        -
  Distributions from Net Realized Gain
  on Investments Sold ..............................         -        -        -         -     (0.04)
  Distributions from Capital Paid-In ...............      (0.10)   (0.09)      -         -        -
                                                       -------- -------- --------  -------- --------
Total Distributions ................................      (0.73)   (0.64)   (0.66)    (0.64)   (0.68)
                                                       -------- -------- --------  -------- --------
Net Asset Value, End of Period .....................      $7.17    $7.15    $7.27     $7.54    $7.84
                                                       ======== ======== ========  ======== ========
Total  Investment  Return at Net Asset
Value(3) ...........................................      4.54%    9.33%   11.37%    12.99%   13.43%

Ratios and Supplemental  Data
  Net Assets,  End of Period (000s omitted).........   $335,261 $327,876 $369,127  $416,916 $489,375
  Ratio of Expenses to Average Net Assets ..........      1.32%    1.09%    1.03%     1.00%    0.92%
  Ratio of Net  Investment  Income to Average
  Net Assets .......................................      8.71%    9.24%    9.13%     8.61%    8.20%
  Portfolio  Turnover Rate .........................        91%      55%      78%      132%     112%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the FundOs net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
---------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                     PERIOD ENDED      ------------------------------------
                                                     MAY 31, 1994        1995     1996     1997      1998
                                                     ------------      -------   ------   ------   --------
CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................   $7.58          $7.17    $7.15    $7.27      $7.54
                                                        -------       -------- -------- --------   --------
  Net Investment Income ...............................    0.40           0.60(2)  0.61(2)  0.59       0.59(2)
  Net Realized and Unrealized Gain (Loss)
  on Investments,
   Financial Futures Contracts and
   Foreign Currency Transactions ......................   (0.41)         (0.02)    0.12     0.27       0.34
                                                        -------       -------- -------- --------   --------
   Total from Investment Operations ...................   (0.01)          0.58     0.73     0.86       0.93
                                                        -------       -------- -------- --------   --------
  Less Distributions:
    Dividends from Net Investment Income ..............   (0.32)         (0.52)   (0.61)   (0.59)     (0.59)
    Distributions in Excess of Net
    Investment Income .................................   (0.03)            -        -        -          -
    Distributions from Net Realized Gain
    on Investments Sold ...............................      -              -        -        -       (0.04)
    Distributions from Capital Paid-in ................   (0.05)         (0.08)      -        -          -
                                                        -------       -------- -------- --------   --------
  Total Distributions .................................   (0.40)         (0.60)   (0.61)   (0.59)     (0.63)
                                                        -------       -------- -------- --------   --------
  Net Asset Value, End of Period ......................   $7.17          $7.15    $7.27    $7.54      $7.84
                                                        =======       ======== ======== ========   ========
  Total Investment Return at Net Asset Value(3)........  (0.22%)(4)      8.58%   10.61%   12.21%     12.64%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)............. $77,691       $134,527 $206,751 $328,487   $473,428
  Ratio of Expenses to Average Net Assets .............   1.91%(5)       1.76%    1.73%    1.70%      1.62%
  Ratio of Net Investment Income to Average
  Net Assets ..........................................   8.12%(5)       8.55%    8.42%    7.90%      7.50%
  Portfolio Turnover Rate .............................     91%            55%      78%     132%       112%

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                           PERIOD FROM
                                                           MAY 1, 1998
                                                           (COMMENCEMENT OF
                                                           OPERATIONS)
                                                           TO MAY 31, 1998
                                                           -----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............            $7.87
                                                               -------------
  Net Investment Income .............................             0.05(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and Foreign
    Currency Transactions ...........................            (0.03)(6)
                                                               -------------
    Total from Investment Operations ................             0.02
                                                               -------------
  Less Distributions:
         Dividends from Net Investment Income .......            (0.05)
                                                               -------------
  Net Asset Value, End of Period ....................             $7.84
                                                               =============
  Total Investment Return at Net Asset Value (3).....             0.23%(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)...........              $601
  Ratio of Expenses to Average Net Assets ...........             1.62%(5)
  Ratio of Net Investment Income to Average
  Net Assets ........................................             7.34%(5)
  Portfolio Turnover Rate ...........................              112%


(1) Class B shares commenced operations on October 4, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Strategic Income Fund on May 31, 1998. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the FundOs "cash" position, are listed last.

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
BONDS
Advertising (0.44%)
Outdoor Systems, Inc.,
Sr Sub Note  10-15-06 ...............................  9.375%       B      4,000   $4,220,000
                                                                                  -----------
Aerospace (0.20%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2  08-15-14 (R)..........  10.910     BBB-     1,500    1,957,800
                                                                                  -----------
Banks - Foreign (2.05%)
International Bank for Reconstruction & evelopment,
Sr Note (South Africa) 07-21-98# ....................  15.000     AAA     32,000    6,170,919

Landeskreditbank Baden- Wuerttemberg,
Sub Note (Germany) 02-01-23 (Y) .....................   7.625     AAA     11,900   13,620,978
                                                                                  -----------
                                                                                   19,791,897
                                                                                  -----------
Banks - United States (0.26%)
CSBI Capital Trust I,
Sec Co. Gtd Bond 06-06-27 (R) .......................  11.750       B-     2,340    2,527,200
                                                                                  -----------
Beverages (0.21%)
Pepsi-Gemex, S.A. de C.V.,
Sr Note Ser B (Mexico) 03-30-04 (Y) ..................  9.750      BB      2,000    2,060,000
                                                                                  -----------
Building (0.43%)
Associated Materials, Inc.,
Sr Sub Note  03-01-08 ................................  9.250       B      2,000    2,050,000
Kevco, Inc.,
Gtd Sr Sub Note  12-01-07 ...........................  10.375       B-     2,000    2,080,000
                                                                                  -----------
                                                                                    4,130,000
                                                                                  -----------
Business Services - Misc (0.42%)
Spin Cycle, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.750%, 05-01-01) 05-01-05 (A), (R) ...............    Zero     CCC+     3,625    2,573,750
Wesco International, Inc.,
Sr Disc Note, Step Coupon (11.125%,
06-01-03) 06-01-08 (A), (R) +  ......................  11.125       B      2,500    1,459,375
                                                                                  -----------
                                                                                    4,033,125
                                                                                  -----------
Chemicals (0.63%)
AEP Industries, Inc.,
Sr Sub Note  11-15-07 ...............................   9.875       B      4,000    4,120,000
PCI Chemicals Canada, Inc.,
Sec Note (Canada) 10-15-07 (Y).......................   9.250       B+     2,000    1,980,000
                                                                                  -----------
                                                                                    6,100,000
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15


                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Computers (0.98%)
Unisys Corp.,
Sr Note  10-15-04 ................................... 11.750%      BB-    $8,150   $9,413,250
                                                                                  -----------
Consumer Products - Misc. (0.10%)
iamond Brands Operating Corp.,
Sr Sub Note  04-15-08 (R)............................  10.125     CCC+     1,000    1,010,000

Containers (0.99%)
Berry Plastics Corp.,
Sr Sub ote  04-15-04 ................................  12.250       B3     4,000    4,360,000
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental Interest
Cert) 04-01-02 ......................................  12.250       B-     5,000    5,137,500
                                                                                   ----------
                                                                                    9,497,500
                                                                                   ----------
Cosmetics & Personal Care (0.32%)
Global Health Sciences, Inc.,
Sr Note  05-01-08 (R) ...............................  11.000       B+     3,150    3,087,000

iversified Operations (0.65%)
Euramax International Plc,
Sr Sub Note (United Kingdom) 10-01-06 (Y)............  11.250       B      4,000    4,330,000
Intertek Finance Plc,
Sr Sub Note, Ser B (United Kingdom) 11-01-06 (Y).....  10.250       B      1,850    1,942,500
                                                                                   ----------
                                                                                    6,272,500
                                                                                   ----------
Electronics (0.83%)
Communications Instruments, Inc.,
Gtd Sr Sub Note Ser B  09-15-04 .....................  10.000       B-     2,900    2,972,500
Viasystems, Inc.,
Sr Sub Note  06-01-07 ...............................   9.750       B-     2,500    2,531,250
Zilog, Inc.,
Sr Sec Note  03-01-05 (R) ...........................   9.500       B      3,150    2,551,500
                                                                                   ----------
                                                                                    8,055,250
                                                                                   ----------
Energy (0.46%)
P & L Coal Holdings Corp.,
Sr Sub Note  05-15-08 (R) ...........................   9.625       B      4,300    4,402,125
                                                                                   ----------
Finance (1.66%)
AEI Holding Co.,
Sr Note  11-15-07 (R) ...............................  10.000       B-     4,130    4,150,650
CEI Citicorp Holdings S.A.,
Bond (Argentina) 02-14-07 (Y) .......................   9.750      BB-     3,000    3,000,000
Maxxam Group Holdings, Inc.,
Sr Sec Note Ser B  08-01-03 .........................  12.000     CCC+     3,000    3,247,500
Niantic Bay Fuel Trust,
Bond 06-04-03 (R) + .................................   8.590       B+     2,300    2,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Finance (continued)
William Hill Finance Plc,
Sr Sub Note (United Kingdom) 04-30-08 (R)# .......... 10.625%       B-    $2,000   $3,263,500
                                                                                   ----------
                                                                                   15,961,650
                                                                                   ----------
Food (0.63%)
Archibald Candy Corp.,
Sr Sec Note  07-01-04 ...............................  10.250       B       2,000    2,130,000
Mastellone Hermanos S.A.,
Sr Bond (Argentina) 04-01-08 (R), (Y) ...............  11.750       B+     3,900    3,958,500
                                                                                   ----------
                                                                                    6,088,500
                                                                                   ----------
Glass Products (0.28%)
VICAP S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (R), (Y)...............  11.375       B+     2,500    2,675,000
                                                                                   ----------
Government - Foreign (8.24%)
Australia, Commonweath of,
Government Bond (Australia) 08-15-08# ...............   8.750     AAA     45,000   35,495,626
South Africa, Republic of,
Government Bond (South Africa) 06-23-17 (Y) .........   8.500     Baa3     7,000    6,746,250
Government Bond (South Africa) 10-17-06 (Y)..........   8.375      BB+     2,500    2,575,000
United Kingdom of Great Britain Treasury Gilts,
Government Bond (United Kingdom) 07-16-07# ..........   8.500     Aaa      8,000   15,546,498
Government Bond (United Kingdom) 06-07-21# ..........   8.000     Aaa      5,000   10,616,573
Government Bond (United Kingdom) 11-06-01# ..........   7.000     Aaa      5,000    8,439,207
                                                                                   ----------
                                                                                   79,419,154
                                                                                   ----------
Government - U.S. (19.35%)
United States Treasury,
Bond  08-15-05 ......................................  10.750     AAA     10,000   12,965,600
Bond  02-15-16 ......................................   9.250     AAA     11,000   15,058,010
Bond  08-15-19 ......................................   8.125     AAA     61,500   77,835,630
Bond  02-15-27 ......................................   6.625     AAA     19,000   20,947,500
Bond  11-15-27 ......................................   6.125     AAA     10,100   10,552,884
Note  11-15-98 ......................................   8.875     AAA      8,000    8,121,280
Note  08-15-04 ......................................   7.250     AAA     10,000   10,842,200
Note  08-31-02 ......................................   6.250     AAA     20,000   20,465,600
Note  08-15-07 ......................................   6.125     AAA      9,300    9,596,391
                                                                                   ----------
                                                                                  186,385,095
                                                                                  -----------
Government - U.S. Agencies (2.33%)
Federal Home Loan Mortgage Corp.,
REMIC 44-E  11-15-19 ................................   9.000     AAA        643      665,863
Federal National Mortgage Assn.,
Global Bond (United Kingdom)  06-07-02# .............   6.875     AAA      5,000    8,313,366
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 05-15-26 ........................   7.500     AAA     13,050   13,449,940
                                                                                  -----------
                                                                                   22,429,169
                                                                                  -----------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Leisure (5.43%)
Casino America, Inc.,
Sr Sec Note  08-01-03 ............................... 12.500%       B+    $5,000   $5,625,000
Cinemark USA, Inc.,
Sr Sub Note Ser B  08-01-08 .........................   9.625       B      4,000    4,160,000
Sr Sub Note Ser   08-01-08 ..........................   9.625       B2     1,000    1,030,000
Eldorado Resorts LLC,
Sr Sub Note  08-15-06 ...............................  10.500       B      4,000    4,400,000
Grand Casinos, Inc.,
Gtd Sr Note Ser B  10-15-04 .........................   9.000       B+     3,000    3,120,000
Hedstrom Corp.,
Gtd Sr Sub Note  06-01-07 ...........................  10.000       B-     4,000    4,100,000
Horseshoe Gaming LLC,
Gtd Sr Sub Note Ser B  06-15-07 .....................   9.375       B      2,500    2,662,500
Mohegan Tribal Gaming Authority,
Sr Sec Note Ser B  11-15-02 .........................  13.500      BB+     5,900    7,522,500
Production Resource Group LLC,
Sr Sub Note  01-15-08 (R) ...........................  11.500       B-     3,000    2,940,000
Showboat Marina Casino Partnership/Finance Corp.,
1st Mtg Note Ser B  03-15-03 ........................  13.500      BB-     5,000    5,850,000
Showboat, Inc.,
Sr Sub Note  08-01-09 ...............................  13.000       B      3,000    3,660,000
Sun International Hotels Ltd.,
Gtd Sr Sub Note (Bahamas)  12-15-07(Y)...............   8.625       B+     2,000    2,060,000
Waterford Gaming LLC,
Sr Note  11-15-03 ...................................  12.750       B+     4,729    5,225,545
                                                                                   ----------
                                                                                   52,355,545
                                                                                   ----------
Machinery (1.34%)
Clark Material Handling Co.,
Gtd Sr Note  11-15-06 ...............................  10.750       B+     2,250    2,407,500
Columbus McKinnon Corp.,
Sr Sub Note  04-01-08 (R) ...........................   8.500       B      5,000    4,925,000
Elgar Holdings, Inc.,
Sr Note  02-01-08 (R) ...............................   9.875       B2     1,500    1,500,000
Newcor, Inc.,
Sr Sub Note  03-01-08 (R) ...........................   9.875       B-     4,000    4,050,000
                                                                                   ----------
                                                                                   12,882,500
                                                                                   ----------
Manufacturing (1.10%)
Coty, Inc.,
Sr Sub Note  05-01-05 ...............................  10.250       B+     6,000    6,420,000
Scovill Fasteners, Inc.,
Sr Note Ser B  11-30-07 .............................  11.250       B      4,000    4,130,000
                                                                                   ----------
                                                                                   10,550,000
                                                                                   ----------
Media (8.43%)
Adelphia Communications Corp.,
Sr Note Ser B  10-01-02  ............................   9.250       B3     3,500    3,596,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Media (continued)
Australis Media Ltd.,
Gtd Sr Sec isc Note, Step Coupon, Payment-in-Kind
(PIK) (15.75%, 05-15-00)
(Australia) 05-15-03 (A), (Y) .......................   1.75%       D       $164       $8,177
Unit (Sr Sub Disc Note & Warrant), Step Coupon,
PIK (15.75%, 05-15-00)
(Australia) 05-15-03 (A), (Y) .......................    1.75       D      2,000      100,000
Capstar Broadcasting Partners, Inc.,
Sr Disc Note, Step Coupon (12.75%, 02-01-02)
02-01-09 (A) ........................................    Zero       B-     2,750    2,048,750
CF Cable TV, Inc.
Sr Note (Canada) 02-15-05 (Y) .......................  11.625     BBB-     2,000    2,257,240
Chancellor Media Corp.,
Gtd Sr Sub Note  01-15-07............................  10.500      Ba3     3,000    3,345,000
Sub Deb  01-15-09 ...................................  12.000       B      1,059    1,291,736
Citadel Broadcasting Co.,
Sr Sub Note  07-01-07 ...............................  10.250       B-     2,000    2,190,000
Comcast Corp.,
Sr Sub Deb  01-15-08 ................................   9.500      BB+     4,000    4,286,080
Comcast UK Cable,
Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
(United Kingdom) 11-15-07 (A), (Y) ..................    Zero       B-     4,000    3,290,000
CSC Holdings, Inc.,
Sr Sub Deb  02-15-13 ................................   9.875      BB-     4,000    4,370,000
Digital Television Services, Inc.
Gtd Sr Sub Note Ser B 08-01-07 ......................  12.500     CCC      3,000    3,450,000
Falcon Holding Group L.P./Falcon Funding Corp.,
Sr Deb  04-15-10 (R) ................................   8.375       B      5,000    4,937,500
Galaxy Telecom L.P.,
Sr Sub Note  10-01-05 ...............................  12.375       B-     5,000    5,550,000
Garden State ewspapers, Inc.,
Sr Sub Note Ser B  10-01-09 .........................   8.750       B+     3,500    3,552,500
Granite Broadcasting Corp.,
Sr Sub Note  05-15-08 (R) ...........................   8.875       B-     2,000    2,000,000
Intermedia Capital Partners,
Sr Note  08-01-06 ...................................  11.250       B      5,048    5,641,140
Le Groupe Videotron Ltee,
Sr Note (Canada) 02-15-05 (Y) .......................  10.625      Ba3     1,250    1,369,713
Radio One, Inc.,
Gtd Sr Sub Note Ser B, Step Coupon (12.00%,
05-15-00) 05-15-04 (A)*** ...........................   7.000       B-     2,000    2,040,000
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y) .................  10.000      BB+     3,000    3,315,000
Sr Sec Deb (Canada) 01-15-14# .......................   9.650      BB+     2,000    1,585,799
Scandinavian Broadcasting System S.A.,
Sub Deb (Luxembourg) 08-01-05 (Y) ...................   7.250       B      2,390    2,736,550
SFX Entertainment, Inc.,
Sr Sub Note  02-01-08 (R) ...........................   9.125     CCC+     5,000    4,875,000
STC Broadcasting, Inc.,
Sr Sub Note  03-15-07 ...............................  11.000       B-     2,785    3,056,538
Sullivan Broadcasting,
Sr Sub Note  12-15-05 ...............................  10.250       B-     3,000    3,240,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Media (continued)
Supercanal Holdings S.A. / Supercanal S.A.,
Sr Note (Argentina) 05-15-05 (R), (Y) ............... 11.500%       B     $4,000   $3,920,000
TeleWest Communications Plc,
Sr Disc Deb, Step Coupon (11.00%, 10-01-01) (United
Kingdom) 10-01-07 (A), (Y) ..........................    Zero       B+     4,000    3,210,000
                                                                                   ----------
                                                                                   81,262,973
                                                                                   ----------
Medical (0.61%)
Everest Healthcare Services Corp.,
Sr Sub Note  05-01-08 (R) ...........................   9.750       B-     1,250    1,267,188
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security  02-01-08 (R) ..........   7.875       B+     2,600    2,596,750
MEIQ/PR Life Support Services, Inc.,
Sr Sub Note  06-01-08 (R) ...........................  11.000       B-     2,000    2,040,000
                                                                                   ----------
                                                                                    5,903,938
                                                                                   ----------
Metal (1.75%)
Centaur Mining & Exploration Ltd.,
Gdt Sr Note (Australia) 12-01-07 (R), (Y) ...........  11.000       B+     2,500    2,606,250
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08 (R), (Y) ...............   8.875      BB      5,100    5,068,125
GS Technologies Operating Co.,
Sr Note  10-01-05  ..................................  12.250       B      4,000    4,570,000
Kaiser Aluminum & Chemical Corp.,
Sr Sub Note  02-01-03 ...............................  12.750     CCC+     3,388    3,620,925
Koppers Industries, Inc.,
Gtd Sr Sub Note  12-01-07 ...........................   9.875       B-     1,000    1,025,000
                                                                                   ----------
                                                                                   16,890,300
                                                                                   ----------
Office (0.16%)
United Stationer Supply,
Sr Sub Note  05-01-05 ...............................  12.750       B      1,334    1,520,760

Oil & Gas (2.19%)
Canadian Forest Oil Ltd.,
Gtd Sr Sub Note (Canada) 09-15-07 (Y) ...............   8.750       B      2,900    2,863,750
Cliffs Drilling Co.,
Gtd Sr Sec Note Ser B  05-15-03 .....................  10.250       B+     2,250    2,424,375
Comp Nav Perez Companc,
Bond (Argentina) 01-30-04 (R), (Y)...................   9.000      Ba3     3,000    3,000,000
Cross Timbers Oil Co.,
Sr Sub Note Ser B  11-01-09 .........................   8.750       B      1,500    1,496,250
Great Lakes Carbon Corp.,
Sr Sub Note  05-15-08 (R) ...........................  10.250       B-     1,800    1,827,000
Kelly Oil & Gas Partners Ltd.,
Deb  04-01-00 .......................................   8.500       B-     1,100    1,087,625
Newpark Resources, Inc.,
Gtd Sr Sub Note  12-15-07 ...........................   8.625       B+     1,500    1,522,500
Parker Drilling Corp.,
Gtd Sr Note Ser B  11-15-06 .........................   9.750       B+     1,000    1,047,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Oil & Gas (continued)
Petroleos Mexicanos,
Bond (Mexico) 09-15-07 (Y) ..........................  8.850%      BB     $1,000     $987,500
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A), (R) ...................................    Zero       B      2,650    1,696,000
Vintage Petroleum, Inc.,
Sr Sub Note  12-15-05 ...............................   9.000       B+     3,000    3,105,000
                                                                                   ----------
                                                                                   21,057,500
                                                                                   ----------
Paper & Paper Products (1.22%)
Copamex Industrias, S.A. de C.V.,
Sr Note Ser B (Mexico) 04-30-04 (Y) .................  11.375       B1     1,950    2,096,250
Repap ew Brunswick, Inc.,
Sr Note (Canada) 04-15-05 (Y) .......................  10.625     CCC+     4,000    4,100,000
S.D. Warren Co.,
Sr Sub Note Ser B  12-15-04 .........................  12.000       B+     5,000    5,537,500
                                                                                   ----------
                                                                                   11,733,750
                                                                                   ----------
Pollution Control (0.26%)
American Eco Corp.,
Gtd Sr Note Ser A  05-15-08 (R) .....................   9.625      BB-     2,500    2,518,750

Printing - Commercial (0.66%)
Goss Graphic Systems, Inc.,
Sr Sub Note  10-15-06 ...............................  12.000       B      3,000    3,187,500
Sullivan Graphics, Inc.,
Sr Sub Note  08-01-05 ...............................  12.750       B-     3,000    3,135,000
                                                                                   ----------
                                                                                    6,322,500
                                                                                   ----------
Retail (0.36%)
Disco S.A.,
Note (Argentina) 05-15-08 (R), (Y) ..................   9.875      BB      2,000    1,927,500
United Stationers, Inc.,
Sr Sub Note  04-15-08 (R) ...........................   8.375       B      1,500    1,500,000
                                                                                   ----------
                                                                                    3,427,500
                                                                                   ----------
Steel (1.64%)
Ameristeel Corp.,
Sr Note  04-15-08 (R) ...............................   8.750       B+     4,100    4,120,500
Bayou Steel Corp.,
1st Mtg Bond  05-15-08 (R)...........................   9.500       B      3,000    2,981,250
Haynes International, Inc.,
Sr Note  09-01-04 ...................................  11.625       B-     2,500    2,825,000
IVACO, Inc.,
Sr Note (Canada) 09-15-05 (Y) .......................  11.500       B+     3,525    3,890,719
Sheffield Steel Corp.,
1st Mtg Note Ser B  12-01-05 ........................  11.500       B-     1,875    1,940,625
                                                                                   ----------
                                                                                   15,758,094
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Telecommunications (18.85%)
Advanced Radio Telecom Corp.,
Unit (Sr Note & Warrants)  02-15-07.................. 14.000%     CCC+    $5,000   $5,150,000
Allegiance Telecom, Inc.,
Sr Disc Note, Step Coupon (11.75%,
02-15-03)  02-15-08 (A), (R) ........................    Zero       B      3,500    1,925,000
American Mobile Satellite Corp./AMSC
Acquisition Co. Inc.,
Unit (Sr Note & Warrant)  04-01-08 (R) ..............  12.250       B-     3,000    2,985,000
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.40%,
05-15-03) (Canada) 05-15-08# ........................    Zero       B3     6,500    2,675,104
Cellular Communications International, Inc.,
Sr Disc Note, Step Coupon (9.50%, 04-01-03)
04-01-05 (A), (R) ...................................    Zero       B-     4,750    3,727,624
COLT Telecom Group Plc,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.00%, 12-15-01) (United Kingdom)
12-15-06 (A), (Y)  ..................................    Zero       B      5,000    3,962,500
Sr Note (United Kingdom) 11-30-07# ..................  10.125       B      1,425    2,540,329
Compagnie De Radiocomunicaciones Moviles S.A.,
Bond (Argentina) 05-08-08 (R), (Y) ..................   9.250     BBB-     2,500    2,418,750
Comunicacion Celular S.A.,
Bond, Step Coupon (13.125%, 11-15-00)
(Colombia) 11-15-03 (A), (Y) ........................    Zero      B3      5,000    3,875,000
Crown Castle International Corp.,
Sr Disc Note, Step Coupon (10.625%,
11-01-02)  11-15-07 (A), (R) ........................    Zero       B      5,000    3,387,500
Diva Systems Corp.,
Unit (Sr Disc Note & Warrants), Step
Coupon (12.625%, 03-01-03)  03-01-08  (A), (R).......    Zero       B-     5,165    2,737,450
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon (11.50%,
06-01-03) (United Kingdom) 06-01-08 (A), (R), (Y)....    Zero       B-     4,400    2,541,000
DTI Holdings, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.50%, 03-01-03) 03-01-08 (A), (R) ................    Zero       B-     4,600    2,622,000
e.spire Communications, Inc.,
Sr Note  07-15-07 ...................................  13.750       B-     6,000    6,900,000
Echostar BS Corp.,
Gtd Sr Sec Note  07-01-02 ...........................  12.500       B-     5,000    5,612,500
Esprit Telecom Group Plc,
Sr Note (United Kingdom) 12-15-07 (Y) ...............  11.500       B-     1,550    1,643,000
Facilicom International,
Sr Note  01-15-08 (R) ...............................  10.500       B-     4,350    4,328,250
FLAG Ltd.,
Sr Note (Bermuda) 01-30-08 (R), (Y) .................   8.250       B+     3,500    3,552,500
Fonorola, Inc.,
Gtd Sr Sec Note (Canada) 08-15-02 (Y) ...............  12.500      BB-     4,000    4,470,000
Global Crossing Holdings Ltd.,
Sr Note  05-15-08 (R) ...............................   9.625       B      1,500    1,545,000
Globalstar L.P./Globalstar Capital Corp.,
Sr Note  06-01-05 (R) ...............................  11.500       B      1,900    1,876,250
GST Equipment Funding, Inc.,
Sr Sec Note  05-01-07 ...............................  13.250       B      5,000    5,750,000
Hermes Europe Railtel B.V.,
Sr Note (etherlands) 08-15-07 (Y) ...................  11.500       B      3,750    4,237,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Telecommunications (continued)
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07 (Y) ....................... 12.875%       B-    $3,000   $3,157,500
Intercel, Inc.,
Unit (Sr iscount ote & Warrant), Step
Coupon (12.00%, 02-01-01) 02-01-06 (A) ..............    Zero       B      4,100    3,239,000
Intermedia Communications Inc.,
Sr Disc Note, Ser B, Step Coupon
(11.25%, 07-01-02) 07-15-07 (A) .....................    Zero       B      3,000    2,205,000
Sr Disc Note, Step Coupon (12.50%,
05-15-01) 05-15-06 (A) ..............................    Zero       B      3,000    2,452,500
International Wireless Communications, Inc.,
Sr Sec Disc Note  08-15-01 ..........................    Zero       B-     3,000    1,200,000
Ionica Plc,
Sr Disc Note, Step Coupon (15.00%, 05-01-02)
(United Kingdom) 05-01-07 (A), (Y) ..................    Zero     Caa3     6,000    1,620,000
Sr Note (United Kingdom) 08-15-06 (Y)................  13.500     Caa3     1,000      660,000
Iridium LLC/Iridium Capital Corp.,
Gtd Sr Note Ser A  07-15-05 .........................  13.000       B-     4,150    4,461,250
IXC Communications, Inc.,
Sr Sub Note  04-15-08 (R) ...........................   9.000     CCC+     1,900    1,897,625
McCaw International Ltd.,
Sr Disc Note, Step Coupon (13.00%, 04-15-02)
04-15-07 (A) ........................................    Zero     CCC+     7,000    4,637,500
McLeodUSA, Inc.,
Sr Note  03-15-08 (R)................................   8.375       B+     1,350    1,350,000
Sr Note  07-15-07  ..................................   9.250       B+     3,000    3,131,250
Metroet Communications Corp.,
Sr Discount Note, Step Coupon (10.75%,
11-01-02) (Canada) 11-01-07 (A), (Y) ................    Zero       B      3,000    2,040,000
Sr Note (Canada) 08-15-07 (Y) .......................  12.000       B      2,250    2,587,500
Microcell Telecommunications, Inc.,
Sr Disc Note Ser B, Step Coupon (11.125%,
10-15-02) (Canada) 10-15-07 (A)# ....................    Zero       B-     2,500    1,098,309
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.75%, 02-15-99)
08-15-04 (A) ........................................    Zero     CCC+    11,000   10,642,500
NEXTLIK Communications, Inc.,
Sr Disc Note, Step Coupon (9.45%, 04-15-03)
04-15-08 (A), (R) ...................................    Zero       B3     4,000    2,450,000
Sr Note  10-01-07 ...................................   9.625       B      1,500    1,530,000
TL, Inc.,
Sr Note  04-01-08 (R) ...............................   9.500       B-     1,680    2,741,340
Occidente Y Caribe Cellular SA,
Sr Disc Note and Warrant Ser B , Step Coupon
(14.00%, 03-15-01) (Colombia)
03-15-04 (A), (Y) ...................................    Zero       B      4,000    3,520,000
Orion Network Systems,
Sr Note  01-15-07 ...................................  11.250       B+     5,000    5,650,000
Qwest Communications International, Inc.,
Sr Note Ser B  04-01-07 .............................  10.875       B+     4,410    5,060,475
RC Corp.,
Sr Note  10-15-07 ...................................  10.000       B3     4,600    4,830,000
Satelites Mexicanos S.A. de C.V.,
Sr Note (Mexico) 11-01-04 (R), (Y) ..................  10.125       B-     5,000    4,987,500
Sprint Spectrum L.P.,
Sr Note  08-15-06 ...................................  11.000       B+     3,750    4,321,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s     MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)  VALUE
-------------------                                   --------  -------  --------  ------
Telecommunications (continued)
Teleport Communications Group, Inc.,
Sr Disc Note, Step Coupon (11.125%, 07-01-01)
07-01-07 (A) ........................................   Zero%       B+    $4,000   $3,485,000
Teletrac, Inc.,
Sr Note Ser B 08-01-07 ..............................  14.000       B-     2,000    2,000,000
Teligent, Inc.,
Sr Note 12-01-07 ....................................  11.500     CCC      5,000    5,087,500
Viatel, Inc.,
Unit (Sr Note & Preferred Stock) 04-15-08 (R)........  11.250     Caa1     1,500    1,560,000
Videotron Holdings Plc,
Sr Disc Note, Step Coupon (11.125%, 07-01-99)
(United Kingdom) 07-01-04 (A), (Y) ..................    Zero     BBB+     4,000    3,909,120
Winstar Communications, Inc.,
Sr Disc Note, Step Coupon (14.00%, 10-15-00)
10-15-05 (A) ........................................    Zero     Caa1     2,600    2,106,000
Winstar Equipment Corp.,
Gtd Sec Note  03-15-04 ..............................  12.500       B3     1,400    1,568,000
                                                                                  -----------
                                                                                  181,649,001
                                                                                  -----------
Transport (0.66%)
Enterprises Shipholding Corp.,
Sr Note (Greece) 05-01-08 (R), (Y) ..................   8.875      BB      3,400    3,383,000
Pacific & Atlantic Holding Inc.,
1st Mtg Note (Greece) 05-30-08 (R), (Y) .............  11.500       B      3,000    2,977,500
                                                                                  -----------
                                                                                    6,360,500
                                                                                  -----------
Utilities (1.54%)
Calpine Corp.,
Sr Note  02-01-04 ...................................   9.250      BB-     2,000    2,055,000
Midland Funding Corp. II,
Deb Ser A  07-23-05 .................................  11.750       B      4,000    4,800,400
Deb Ser B  07-23-06 .................................  13.250       B      4,000    5,152,040
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R), (Y) ..............   9.625      BB      2,900    2,827,500
                                                                                  -----------
                                                                                   14,834,940
                                                                                  -----------
                                                         TOTAL BONDS
                                                     (Cost $817,906,369) (87.66%) 844,544,766
                                                                         -------  -----------

                                                                        NUMBER OF
                                                                          SHARES       MARKET
                                                                       OR WARRANTS     VALUE
                                                                       -----------     ------
COMMO A PREFERRE STOCKS A WARRATS
Advanced Radio Telecom Corp., Warrant** .....................             60,000      780,000
Allegiance Telecom, Inc., Warrant** .........................              3,500           -
American Radio Systems Corp., 11.375%, Ser B,
Preferred Stock .............................................             47,376    5,590,368
American Telecasting, Inc., Warrant** .......................              4,000          400
AVI Holdings, Inc., Warrant  (R)** ..........................              1,500        9,000
California Federal Bank, Ser B, 10.625%,
Preferred Stock .............................................              6,667      724,203

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       NUMBER OF
                                                                       SHARES          MARKET
                                                                       OR WARRANTS     VALUE
                                                                       ----------      ------
COMMO A PREFERRE STOCKS A WARRATS (continued)
California Federal Bank, 11.50%, Preferred Stock.............              5,000     $552,500
Capstar Broadcasting Partners, Inc., 12.00%,
Preferred Stock .............................................             14,266    1,478,314
Chancellor Media Corp., 7.00%, Convertible,
Preferred Stock .............................................             20,000    2,637,500
COLT Telecom Plc, Warrant (United Kingdom) (R)** ............              5,000      925,000
Comunicacion Celular S.A. Warrant (Colombia) (Y)** ..........             50,000      350,000
Core Cap, Inc., Common Stock (r)** ..........................             45,000      900,000
Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock (r)..........             45,000    1,125,000
Credit Lyonnais Capital S.C.A., American epositary Receipt (AR),
9.50% Ser TC Preferred Stock (France) (R), (Y)...............            100,000    2,525,000
ecorative Home Accents, Inc., Common Stock** ................              1,000           10
Earthwatch, Inc., 12.00%, Ser C, Conv Preferred
Stock  (R)  .................................................            200,000    1,400,000
EchoStar Communications Corp., 12.125%, Ser B,
Preferred Stock .............................................              1,061    1,185,668
Finlay Enterprises Inc., Common Stock** .....................              4,000      102,500
Granite Broadcasting Corp., 12.75%, Preferred Stock..........             45,263    5,295,720
Hyperion Telecommunications, Inc., 12.875%, Ser B,
Preferred Stock .............................................              3,097    3,483,632
ICF Kaiser International Inc., Warrant (r)** ................             12,000        3,000
ICG Holdings, Inc., 14.00%, Preferred Stock .................              2,297    2,755,998
Intermedia Communications, Inc., 13.50%,
Ser B, Preferred Stock ......................................              1,727    2,081,512
Intermedia Communications, Inc., Common Stock** .............             15,000    1,111,875
International Wireless Inc., Warrant** ......................              3,000           30
Ionica Plc, Warrant (United Kingdom) (R) #** ................              8,500      552,500
IRT Property Co., Real Estate Investment Trust (REIT)........             75,000      853,125
Kelley Oil & Gas Corp., $2.625, Preferred Stock .............             40,000    1,020,000
KLM Royal utch Air Lines .V., Common Stock (etherlands)......             25,000      973,437
Lasmo Plc, 10.00%, Ser A, American epositary Shares
(AS), Preferred Stock (United Kingdom) (Y) ..................             50,000    1,331,250
Loral Space & Communications Ltd., Warrant** ................              5,000       50,000
Maxus Energy Corp., $2.50, Preferred Stock ..................             40,000    1,025,000
McCaw International Ltd., Warrant** .........................              7,000       26,250
Metroet Communications Corp., Warrant
(Canada) (R)** ..............................................              2,250      108,000
extel Communications, Inc., 13.00%,  Ser,
Preferred Stock .............................................              2,195    2,458,400
Nextel Communications, Inc., 11.125%, Ser E,
Preferred Stock  (R) ........................................              1,716    1,819,433
Nextel Communications, Inc. (Class A),
Common Stock** ..............................................             12,394      292,034
Nextlink Communications, Inc., Warrant (R)** ................             30,000           -
Nextlink Communications, Inc., 14.00%, Preferred Stock.......            100,500    5,979,750
Nrthwest Airlines Corp. (Class A), Common Stock** ...........            150,000    6,759,375
NTL, Inc., 13.00%, Ser B, Preferred Stock ...................              4,406    5,220,519
PG&E Corp., Common Stock ....................................             25,622      807,093
Powertel, Inc., Warrant** ...................................              2,880       27,360
PRIMEIA, Inc., 8.625%, Preferred Stock (R) ..................             25,000    2,475,000
Qualcomm Financial Trust, 5.75%, Preferred Stock ............             60,000    2,910,000
Quantas Airways Ltd., AS, Common Stock (Australia)
(R), (Y) ....................................................             13,800      213,497
RC Corp., Common Stock** ....................................             40,000      860,000
Renaissance Cosmetics, Warrant** ............................              4,000        4,000
Rite Aid Corp., Common Stock ................................             14,820      530,741
Rural Cellular Corp., 11.375%, Preferred Stock (R)...........              1,750    1,758,750
SFX Broadcasting, Inc., 6.50%, Ser , Conv Preferred
Stock (R) ...................................................             25,000    2,093,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       NUMBER OF
                                                                       SHARES      MARKET
                                                                       OR WARRANTS VALUE
                                                                       ----------  ------
COMMON A PREFERRED STOCKS AND WARRANTS (continued)
SFX Broadcasting, Inc., 12.625%, Ser E,
Preferred Stock .............................................            9,568    1,129,024
SFX Entertainment, Inc. (Class A), Common Stock** ...........           27,467   $1,215,415
Station Casinos, Inc., 7.00%, Conv
Preferred Stock .............................................            5,000      256,250
Teletrac, Inc., Warrant** ...................................            2,000           -
Time Warner, Inc., 10.25%, Ser M,
Preferred Stock  ............................................            3,576    4,058,760
TLC Beatrice International Holdings,
(Class A), Common Stock  (r)**  .............................           20,000    1,040,000
Valero Energy Corp., Common Stock ...........................           46,250    1,508,906

                              TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                   (Cost $69,034,676)     (8.76%)  84,374,849
                                                                        --------  -----------
                                                                      PAR  VALUE
                                                             INTEREST  (000s
                                                             RATE     OMITTED)
                                                             ----     --------

SHORT-TERM IVESTMENTS
Joint Repurchase Agreement (1.55%)
Investment in a joint repurchase agreement
transaction with Toronto ominion, dated 05-29-98,
due 06-01-98 (secured by U.S. Treasury Notes, 5.125%
thru 9.25%, due 08-15-98 thru 11-15-05 and U.S.
Treasury Bonds, 6.00% thru 12.00%, due 08-15-13
thru 08-15-27)- Note A ..............................          5.570%    $14,893   14,893,000

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95% ..................................                                     206
                                                                                 ------------
                                         TOTAL SHORT-TERM INVESTMETS      (1.55%)  14,893,206
                                                                        -------- ------------
                                         TOTAL INVESTMETS                (97.97%) 943,812,821
                                                                        -------- ------------
                                         OTHER ASSETS A LIABILITIES, NET  (2.03%)  19,591,094
                                                                        -------- ------------
                                         TOTAL NET ASSETS               (100.00%)$963,403,915
                                                                        ======== ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hanock Funds - Strategic Income Fund

NOTES TO THE SCHEULE OF IVESTMETS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
**       Non-income producing security.
***Represents rate in effect on May 31, 1998.
# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
+ These securities having an aggregate value of $3,759,375 or 0.39% of the FundOs net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $4,809,356 of U.S. Treasury Bond, 8.125%, due 08-15-19 has been segregated to cover the when-issued commitments.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $169,913,932 or 17.64% of the Fund's net assets as of May 31, 1998.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:




                                                                        MARKET
                                                                        VALUE AS A
                                                                        PERCENTAGE    MARKET
                                           ACQUISITION     ACQUISITION  OF FUND'S     VALUE AS OF
                                           DATE            COST         NET ASSETS    MAY 31, 1998
                                           ----            ----         ----------    ------------
Core Cap, Inc., Common Stock              10-31-97        $900,000          0.09%        $900,000
Core Cap, Inc., Ser A/1, 10.00%,
Preferred Stock                           10-31-97       1,125,000          0.12        1,125,000
ICF Kaiser International Inc., Warrant    01-04-94          15,000          0.00            3,000
TLC Beatrice International Holdings
(Class A), Common Stock                   11-25-87       1,006,000          0.11        1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration
May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1998 assigned to country categories.


                                                  MARKET VALUE
                                                  AS A PERCETAGE
                                                   OF FUND'S
COUNTRY DIVERSIFICATION                           NET ASSETS
-----------------------                           ----------
Argentina  ................................         1.89%
Australia  ................................         4.51
Bahamas    ................................         0.21
Bermuda    ................................         0.37
Canada     ................................         3.56
Colombia   ................................         0.80
France     ................................         0.26
Germany    ................................         1.41
Greece     ................................         0.66
Luxembourg ................................         0.28
Mexico     ................................         1.95
etherlands ................................         0.54
South Africa ..............................         1.61
United Kingdom ............................         8.16
United States  ............................        71.76
                                                  -------
                                  TOTAL IVESTMETS  97.97%
                                                  =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                  MARKET VALUE
                                                  AS A PERCETAGE
                                                   OF FUND'S
QUALITY DISTRIBUTION                              NET ASSETS
--------------------                              ----------
AAA ................................                31.01%
BBB ................................                 1.79
BB  ................................                 7.78
B   ................................                41.23
CCC ................................                 5.84
                                                     0.01
                                                  -------
                                  TOTAL BONDS       87.66%
                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIALS STATEMENTS

                   John Hancock Funds - Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE  AGREEMENT
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT  TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL  INCOME  TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. It will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $20,120,825 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 2003 - $19,853,817 and May 31, 2004 - $267,008. Additionally, net capital losses of $541,663 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day (June 1, 1998) of the Fund's next taxable year.

DIVIDENDS,  INTEREST  AND DISTRIBUTIONS
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS  ALLOCATIONS
Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES
The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.


DISCOUNT ON  SECURITIES
The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF  ESTIMATES
The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK  BORROWINGS
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FOREIGN  CURRENCY  TRANSLATION
All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS
The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open  forward  foreign  currency  exchange  contracts  at May 31,  1998  were as follows:
                                                                UNREALIZED
                           PRINCIPAL AMOUNT        EXPIRATION  APPRECIATION/
CURRENCY                   COVERED BY CONTRACT     MONTH       (DEPRECIATION)
--------                   -------------------     -----       --------------

BUYS
Australian Dollar             6,118,000            JUNE 98      ($277,353)
Deutsche Mark                 7,800,000            JUNE 98        147,016
                                                               ----------
                                                                ($130,337)
                                                               ==========
SELLS
Australian Dollar             6,118,000            JUNE 98       $242,083
Australian Dollar            10,701,000            JULY 98        340,848
Australian Dollar            46,838,000             AUG 98        895,849
British Pound                11,785,000            JUNE 98        377,128
British Pound                13,562,000            JULY 98        373,867
British Pound                 6,819,000             AUG 98        178,063
Deutsche Mark                 7,800,000            JUNE 98        (68,775)
European Currency Unit        3,057,000            JULY 98        (62,430)
                                                               -----------
                                                               $2,276,633
                                                               ===========

FINANCIAL  FUTURES  CONTRACTS

The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1998, open positions in financial futures contracts were as follows:


                                                       UNREALIZED
EXPIRATION        OPEN CONTRACTS            POSITION   APPRECIATION
----------        --------------            --------   ------------
SEPT 98           200 U.S. TREASURY BONDS   LONG       $4,688
                                                       =======

At May 31, 1998, the Fund had deposited in a segregated account, $400,000, par value of U.S. Treasury Bond, 9.25%, 02-15-16 to cover margin requirements on open financial futures contracts.

OPTIONS

Listed  options  will be valued at the last  quoted  sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities. There were no written option transactions for the year ended May 31, 1998.

NOTE B -
MANAGEMENT  FEE AND  TRANSACTIONS
WITH  AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000, and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $2,351,277. Out of this amount, $279,714 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,177,631 was paid as sales commissions to unrelated broker-dealers and $893,932 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC")at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $938,449.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1998, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse JH Funds for the services it provides as the distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make

                         NOTES TO FINANCIALS STATEMENTS

                   John Hancock Funds - Strategic Income Fund

payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays a transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,524.

NOTE  C-
INVESTMENT  TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1998, aggregated $771,661,529 and $649,411,255, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $331,703,148 and $271,211,516, respectively, during the year ended May 31, 1998.

The cost of investments  owned at May 31, 1998  (including the joint  repurchase agreement) for federal income tax purposes was $902,627,612. Gross unrealized appreciation and depreciation of investments aggregated $52,659,234 and $11,474,231 respectively, resulting in net unrealized appreciation of $41,185,003.

NOTE -D
RECLASSIFICATIONS  OF CAPITAL  ACCOUNTS
During the year ended May 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,615,892 and a decrease in undistributed net investment income of $3,614,316 and a decrease in capital paid-in of $1,666. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                   John Hancock Funds - Strategic Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Strategic Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for S&P ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series) at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during the fiscal year ended May 31, 1998.

Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1998, 7.26% of the distributions qualify for the dividends received deduction available to corporations.

                                     NOTES

                   John Hancock Funds - Strategic Income Fund

                                     NOTES

                   John Hancock Funds - Strategic Income Fund

                                                           ---------------
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This report is for the information of shareholders of the John Hancock Strategic
Income Fund. It may be used as sales literature when preceded or accompanied by the prospectus, which details charges, investment objectives and operating policies.


                                                                     9100A  5/98
                                                                            7/98


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